                                                                   Exhibit 10.63

                     SUPPLEMENTAL INDENTURE TO BE DELIVERED
                          BY GUARANTEEING SUBSIDIARIES

         Supplemental Indenture (this "Supplemental Indenture"), dated as of
November 1, 2005, among L-3 Communications Corporation (or its permitted successor), a Delaware corporation (the "Company"), each a direct or indirect subsidiary of the Company signatory hereto (each, a "Guaranteeing Subsidiary", and collectively, the "Guaranteeing Subsidiaries"), and The Bank of New York, as
trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

               WHEREAS, the Company has heretofore executed and delivered to the
Trustee an indenture (the "Indenture"), dated as of May 21, 2003 providing for the issuance of an unlimited amount of 6 1/8% Senior Subordinated Notes due 2013
(the "Notes");

               WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's Obligations (as defined in the
Indenture) under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

               WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

               NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

               1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

               2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

                  (a)   Such Guaranteeing Subsidiary, jointly and severally with
                        all other current and future guarantors of the Notes
                        (collectively, the "Guarantors" and each, a
                        "Guarantor"), unconditionally guarantees to each Holder
                        of a Note authenticated and delivered by the Trustee and
                        to the Trustee and its successors and assigns,
                        regardless of the validity and enforceability of the
                        Indenture, the Notes or the Obligations of the Company
                        under the Indenture or the Notes, that:

                        (i)  the principal of, premium, interest and Additional
                             Amounts, if any, on the Notes will be promptly paid
                             in full when due, whether at maturity, by
                             acceleration, redemption or otherwise, and interest
                             on the overdue principal of, premium, interest and
                             Additional Amounts, if any, on the Notes, to the
                             extent lawful, and all other Obligations of the
                             Company to the Holders or the Trustee thereunder or
                             under the Indenture will be promptly paid in full,
                             all in accordance with the terms thereof; and

                        (ii) in case of any extension of time for payment or
                             renewal of any Notes or any of such other
                             Obligations, that the same will be promptly paid in
                             full when due in accordance with the terms of the
                             extension or renewal, whether at stated maturity,
                             by acceleration or otherwise.

                  (b)   Notwithstanding the foregoing, in the event that this
                        Subsidiary Guarantee would constitute or result in a
                        violation of any applicable fraudulent conveyance or
                        similar law of any relevant jurisdiction, the liability
                        of such Guaranteeing Subsidiary under this Supplemental
                        Indenture and its Subsidiary Guarantee shall be reduced
                        to the maximum amount permissible under such fraudulent
                        conveyance or similar law.

               3. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

                  (a)   To evidence its Subsidiary Guarantee set forth in this
                        Supplemental Indenture, such Guaranteeing Subsidiary
                        hereby agrees that a notation of such Subsidiary
                        Guarantee substantially in the form of Exhibit F to the
                        Indenture shall be endorsed by an officer of such
                        Guaranteeing Subsidiary on each Note authenticated and
                        delivered by the Trustee after the date hereof.

                  (b)   Notwithstanding the foregoing, such Guaranteeing
                        Subsidiary hereby agrees that its Subsidiary Guarantee
                        set forth herein shall remain in full force and effect
                        notwithstanding any failure to endorse on each Note a
                        notation of such Subsidiary Guarantee.

                  (c)   If an Officer whose signature is on this Supplemental
                        Indenture or on the Subsidiary Guarantee no longer holds
                        that office at the time the Trustee authenticates the
                        Note on which a Subsidiary Guarantee is endorsed, the
                        Subsidiary Guarantee shall be valid nevertheless.

                  (d)   The delivery of any Note by the Trustee, after the
                        authentication thereof under the Indenture, shall
                        constitute due delivery of the Subsidiary Guarantee set
                        forth in this Supplemental Indenture on behalf of each
                        Guaranteeing Subsidiary.

                  (e)   Each Guaranteeing Subsidiary hereby agrees that its
                        Obligations hereunder shall be unconditional, regardless
                        of the validity, regularity or enforceability of the
                        Notes or the Indenture, the absence of any action to
                        enforce the same, any waiver or consent by any Holder of
                        the Notes with respect to any provisions hereof or
                        thereof, the recovery of any judgment against the
                        Company, any action to enforce the same or any other
                        circumstance which might otherwise constitute a legal or
                        equitable discharge or defense of a guarantor.

                  (f)   Each Guaranteeing Subsidiary hereby waives diligence,
                        presentment, demand of payment, filing of claims with a
                        court in the event of insolvency or bankruptcy of the
                        Company, any right to require a proceeding first against
                        the Company, protest, notice and all demands whatsoever
                        and covenants that its Subsidiary Guarantee made
                        pursuant

                        to this Supplemental Indenture will not be discharged
                        except by complete performance of the Obligations
                        contained in the Notes and the Indenture.

                   (g)  If any Holder or the Trustee is required by any court or otherwise to return to the Company or any Guaranteeing
                        Subsidiary, or any custodian, Trustee, liquidator or
                        other similar official acting in relation to either the
                        Company or such Guaranteeing Subsidiary, any amount paid
                        by either to the Trustee or such Holder, the Subsidiary
                        Guarantee made pursuant to this Supplemental Indenture,
                        to the extent theretofore discharged, shall be
                        reinstated in full force and effect.

                   (h)  Each Guaranteeing Subsidiary agrees that it shall not be entitled to any right of subrogation in relation to the
                        Holders in respect of any Obligations guaranteed hereby
                        until payment in full of all Obligations guaranteed
                        hereby. Each Guaranteeing Subsidiary further agrees
                        that, as between such Guaranteeing Subsidiary, on the
                        one hand, and the Holders and the Trustee, on the other
                        hand:

                        (i)  the maturity of the Obligations guaranteed hereby
                             may be accelerated as provided in Article 6 of the
                             Indenture for the purposes of the Subsidiary
                             Guarantee made pursuant to this Supplemental
                             Indenture, notwithstanding any stay, injunction or
                             other prohibition preventing such acceleration in
                             respect of the Obligations guaranteed hereby; and

                        (ii) in the event of any declaration of acceleration of
                             such Obligations as provided in Article 6 of the
                             Indenture, such Obligations (whether or not due and
                             payable) shall forthwith become due and payable by
                             such Guaranteeing Subsidiary for the purpose of the
                             Subsidiary Guarantee made pursuant to this
                             Supplemental Indenture.

                   (i)  Each Guaranteeing Subsidiary shall have the right to
                        seek contribution from any other non-paying Guaranteeing
                        Subsidiary so long as the exercise of such right does
                        not impair the rights of the Holders or the Trustee
                        under the Subsidiary Guarantee made pursuant to this
                        Supplemental Indenture.

               4. GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN
                  TERMS.

                  (a)   Except as set forth in Articles 4 and 5 of the
                        Indenture, nothing contained in the Indenture, this
                        Supplemental Indenture or in the Notes shall prevent any
                        consolidation or merger of any Guaranteeing Subsidiary
                        with or into the Company or any other Guarantor or shall
                        prevent any transfer, sale or conveyance of the property
                        of any Guaranteeing Subsidiary as an entirety or
                        substantially as an entirety, to the Company or any
                        other Guarantor.

                  (b)   Except as set forth in Article 4 and 5 of the Indenture,
                        nothing contained in the Indenture, this Supplemental
                        Indenture or in the Notes shall prevent any
                        consolidation or merger of any Guaranteeing Subsidiary

                        with or into a corporation or corporations other than
                        the Company or any other Guarantor (in each case,
                        whether or not affiliated with the Guaranteeing
                        Subsidiary), or successive consolidations or mergers in
                        which a Guaranteeing Subsidiary or its successor or
                        successors shall be a party or parties, or shall prevent
                        any sale or conveyance of the property of any
                        Guaranteeing Subsidiary as an entirety or substantially
                        as an entirety, to a corporation other than the Company
                        or any other Guarantor (in each case, whether or not
                        affiliated with the Guaranteeing Subsidiary) authorized
                        to acquire and operate the same; provided, however, that
                        each Guaranteeing Subsidiary hereby covenants and agrees
                        that (i) subject to the Indenture, upon any such
                        consolidation, merger, sale or conveyance, the due and
                        punctual performance and observance of all of the
                        covenants and conditions of the Indenture and this
                        Supplemental Indenture to be performed by such
                        Guaranteeing Subsidiaries, shall be expressly assumed
                        (in the event that such Guaranteeing Subsidiary is not
                        the surviving corporation in the merger), by
                        supplemental indenture satisfactory in form to the
                        Trustee, executed and delivered to the Trustee, by the
                        corporation formed by such consolidation, or into which
                        such Guaranteeing Subsidiary shall have been merged, or
                        by the corporation which shall have acquired such
                        property and (ii) immediately after giving effect to
                        such consolidation, merger, sale or conveyance no
                        Default or Event of Default exists.

                  (c)   In case of any such consolidation, merger, sale or
                        conveyance and upon the assumption by the successor
                        corporation, by supplemental indenture, executed and
                        delivered to the Trustee and satisfactory in form to the
                        Trustee, of the Subsidiary Guarantee made pursuant to
                        this Supplemental Indenture and the due and punctual
                        performance of all of the covenants and conditions of
                        the Indenture and this Supplemental Indenture to be
                        performed by such Guaranteeing Subsidiary, such
                        successor corporation shall succeed to and be
                        substituted for such Guaranteeing Subsidiary with the
                        same effect as if it had been named herein as the
                        Guaranteeing Subsidiary. Such successor corporation
                        thereupon may cause to be signed any or all of the
                        Subsidiary Guarantees to be endorsed upon the Notes
                        issuable under the Indenture which theretofore shall not
                        have been signed by the Company and delivered to the
                        Trustee. All the Subsidiary Guarantees so issued shall
                        in all respects have the same legal rank and benefit
                        under the Indenture and this Supplemental Indenture as
                        the Subsidiary Guarantees theretofore and thereafter
                        issued in accordance with the terms of the Indenture and
                        this Supplemental Indenture as though all of such
                        Subsidiary Guarantees had been issued at the date of the
                        execution hereof.

               5. RELEASES.

                  (a)   Concurrently with any sale of assets (including, if
                        applicable, all of the Capital Stock of a Guaranteeing
                        Subsidiary), all Liens, if any, in favor of the Trustee
                        in the assets sold thereby shall be released; provided
                        that in the event of an Asset Sale, the Net Proceeds
                        from such sale or other disposition are treated in
                        accordance with the provisions of Section 4.10 of the
                        Indenture. If the assets sold in such sale or other
                        disposition

                        include all or substantially all of the assets of a
                        Guaranteeing Subsidiary or all of the Capital Stock of a
                        Guaranteeing Subsidiary, then the Guaranteeing
                        Subsidiary (in the event of a sale or other disposition
                        of all of the Capital Stock of such Guaranteeing
                        Subsidiary) or the Person acquiring the property (in the
                        event of a sale or other disposition of all or
                        substantially all of the assets of such Guaranteeing
                        Subsidiary) shall be released from and relieved of its
                        Obligations under this Supplemental Indenture and its
                        Subsidiary Guarantee made pursuant hereto; provided that
                        in the event of an Asset Sale, the Net Proceeds from
                        such sale or other disposition are treated in accordance
                        with the provisions of Section 4.10 of the Indenture.
                        Upon delivery by the Company to the Trustee of an
                        Officers' Certificate to the effect that such sale or
                        other disposition was made by the Company or the
                        Guaranteeing Subsidiary, as the case may be, in
                        accordance with the provisions of the Indenture and this
                        Supplemental Indenture, including without limitation,
                        Section 4.10 of the Indenture, the Trustee shall execute
                        any documents reasonably required in order to evidence
                        the release of the Guaranteeing Subsidiary from its
                        Obligations under this Supplemental Indenture and its
                        Subsidiary Guarantee made pursuant hereto. If the
                        Guaranteeing Subsidiary is not released from its
                        obligations under its Subsidiary Guarantee, it shall
                        remain liable for the full amount of principal of and
                        interest on the Notes and for the other obligations of
                        such Guaranteeing Subsidiary under the Indenture as
                        provided in this Supplemental Indenture.

                   (b)  Upon the designation of a Guaranteeing Subsidiary as an
                        Unrestricted Subsidiary in accordance with the terms of
                        the Indenture, such Guaranteeing Subsidiary shall be
                        released and relieved of its Obligations under its
                        Subsidiary Guarantee and this Supplemental Indenture.
                        Upon delivery by the Company to the Trustee of an
                        Officers' Certificate and an Opinion of Counsel to the
                        effect that such designation of such Guaranteeing
                        Subsidiary as an Unrestricted Subsidiary was made by the
                        Company in accordance with the provisions of the
                        Indenture, including without limitation Section 4.07 of
                        the Indenture, the Trustee shall execute any documents
                        reasonably required in order to evidence the release of
                        such Guaranteeing Subsidiary from its Obligations under
                        its Subsidiary Guarantee. Any Guaranteeing Subsidiary
                        not released from its Obligations under its Subsidiary
                        Guarantee shall remain liable for the full amount of
                        principal of and interest on the Notes and for the other
                        Obligations of any Guaranteeing Subsidiary under the
                        Indenture as provided herein.

                   (c)  Each Guaranteeing Subsidiary shall be released and
                        relieved of its obligations under this Supplemental
                        Indenture in accordance with, and subject to, Section
                        4.18 of the Indenture.

               6. NO RECOURSE AGAINST OTHERS. No past, present or future
director, officer, employee, incorporator, stockholder or agent of any
Guaranteeing Subsidiary, as such, shall have any liability for any Obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary
Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such Obligations or their creation. Each
Holder of the Notes by accepting a Note waives and releases all such liability.
The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

               7. SUBORDINATION OF SUBSIDIARY GUARANTEES; ANTI-LAYERING. No
Guaranteeing Subsidiary shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a Guaranteeing Subsidiary and senior in any respect in right of payment to any of the Subsidiary Guarantees.
Notwithstanding the foregoing sentence, the Subsidiary Guarantee of each
Guaranteeing Subsidiary shall be subordinated to the prior payment in full of all Senior Debt of that Guaranteeing Subsidiary (in the same manner and to the same extent that the Notes are subordinated to Senior Debt), which shall include all guarantees of Senior Debt.

               8. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               9. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

               11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this
Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the
Company.

               IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed, all as of the date first above written.

Dated: November 1, 2005             L-3 COMMUNICATIONS CORPORATION

                                     By: /s/ Christopher C. Cambria
                                        ---------------------------------------
                                        Name: Christopher C. Cambria
                                        Title: Senior Vice President, Secretary
                                               and General Counsel

Dated: November 1, 2005        APCOM, INC., a Maryland corporation
                               BROADCAST SPORTS INC., a Delaware corporation
                               D.P. ASSOCIATES INC., a Virginia corporation
                               ELECTRODYNAMICS, INC., an Arizona corporation
                               HENSCHEL INC., a Delaware corporation
                               HYGIENETICS ENVIRONMENTAL SERVICES, INC., a
                                  Delaware corporation
                               INTELLIGENCE DATA SYSTEMS, INC.,
                                  a Virginia corporation
                               INTERNATIONAL SYSTEMS, LLC, a California
                                  corporation
                               INTERSTATE ELECTRONICS CORPORATION, a California
                                  corporation
                               KDI PRECISION PRODUCTS, INC., a Delaware
                                  corporation
                               L-3 COMMUNICATIONS AEROMET, INC., an Oregon
                                  corporation
                               L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a
                                  Delaware limited liability company
                               L-3 COMMUNICATIONS AIS GP CORPORATION, a Delaware
                                  corporation
                               L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS
                                  TECHNOLOGY, INC., a Florida corporation
                               L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC., a
                                  Delaware corporation
                               L-3 COMMUNICATIONS AVISYS CORPORATION, a
                                   Texas corporation
                               L-3 COMMUNICATIONS CSI, INC., a California
                                  corporation
                               L-3 COMMUNICATIONS AYDIN CORPORATION, a Delaware
                                  corporation
                               L-3 COMMUNICATIONS CE HOLDINGS, INC., a Delaware
                                  corporation
                               L-3 COMMUNICATIONS CINCINNATI ELECTRONICS
                                  CORPORATION, an Ohio corporation
                               L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC., a
                                  Delaware corporation
                               L-3 COMMUNICATIONS EO/IR, INC., a Florida
                                  corporation
                               L-3 COMMUNICATIONS ESSCO, INC., a Delaware
                                  corporation
                               L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION
                                  LLC, a Delaware limited liability company
                               L-3 COMMUNICATIONS FLIGHT CAPITAL LLC, a Delaware
                                  limited liability company
                               L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC., a
                                  Virginia corporation
                               L-3 COMMUNICATIONS ILEX SYSTEMS, INC., a Delaware
                                  corporation
                               L-3 COMMUNICATIONS INFRAREDVISION TECHNOLOGY
                                  CORPORATION, a California corporation
                               L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., a
                                  Delaware limited partnership
                               L-3 COMMUNICATIONS INVESTMENTS INC., a Delaware
                                  corporation
                               L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC., a
                                  Delaware corporation
                               L-3 COMMUNICATIONS MAS (US) CORPORATION, a
                                  Delaware corporation

                               L-3 COMMUNICATIONS MOBILE-VISION, INC., a New
                                  Jersey corporation
                               L-3 COMMUNICATIONS SECURITY AND DETECTION
                                  SYSTEMS, INC., a Delaware corporation
                               L-3 COMMUNICATIONS SONOMA EO, INC., a California
                                  corporation
                               L-3 COMMUNICATIONS TITAN CORPORATION, a Delaware
                                  corporation
                               L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION
                                  LLC, a Delaware limited liability company
                               L-3 COMMUNICATIONS WESTWOOD CORPORATION, a Nevada
                                  corporation
                               LINCOM WIRELESS, INC., a Delaware corporation
                               MCTI ACQUISITION CORPORATION, a Maryland
                                  corporation
                               MICRODYNE COMMUNICATIONS TECHNOLOGIES
                                  INCORPORATED, a Maryland corporation
                               MICRODYNE CORPORATION, a Maryland corporation
                               MICRODYNE OUTSOURCING INCORPORATED, a Maryland
                                  corporation
                               MPRI, INC., a Delaware corporation
                               PAC ORD INC., a Delaware corporation
                               POWER PARAGON, INC., a Delaware corporation
                               PROCOM SERVICES, INC., a California corporation
                               SHELLCO, INC., a Delaware corporation
                               SPD ELECTRICAL SYSTEMS, INC., a Delaware
                                  corporation
                               SPD SWITCHGEAR INC., a Delaware corporation
                               SYCOLEMAN CORPORATION, a Florida corporation
                               TITAN FACILITIES, INC., a Virginia corporation
                               TITAN SCAN TECHNOLOGIES CORPORATION, a Delaware
                                  corporation,
                               TROLL TECHNOLOGY CORPORATION, a California
                                  corporation
                               WESCAM AIR OPS INC., a Delaware corporation
                               WESCAM AIR OPS LLC, a Delaware limited liability
                                  company
                               WESCAM HOLDINGS (US) INC., a Delaware corporation
                               WESCAM LLC, a Delaware limited liability company
                               WOLF COACH, INC., a Massachusetts corporation

                                            As Guaranteeing Subsidiaries

                                        By: /s/ Christopher C. Cambria
                                           -------------------------------------
                                           Name: Christopher C. Cambria
                                           Title: Vice President and Secretary

Dated:  November 1, 2005                    THE BANK OF NEW YORK,
                                            as Trustee

                                             By: /s/ Robert A. Massimillo
                                                --------------------------------
                                                Name:  Robert A. Massimillo
                                                Title: Vice President

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      NOTATION ON SENIOR SUBORDINATED NOTE RELATING TO SUBSIDIARY GUARANTEE

               Pursuant to the Supplemental Indenture (the "Supplemental
Indenture") dated as of November 1, 2005 among L-3 Communications Corporation, the Guarantors party thereto (each a "Guarantor" and collectively the
"Guarantors") and The Bank of New York, as trustee (the "Trustee"), each
Guarantor (i) has jointly and severally unconditionally guaranteed (a) the due and punctual payment of the principal of, and premium, interest and Additional
Amounts on the Notes, whether at maturity or an interest payment date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal and premium of, and interest and Additional
Amounts on the Notes, and (c) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees)
incurred by the Trustee or any Holder in enforcing any rights under the
Subsidiary Guarantee (as defined in the Supplemental Indenture).

               Notwithstanding the foregoing, the Subsidiary Guarantee of each
Guarantor shall be subordinated to the prior payment in full of all Senior Debt
(as defined in the Indenture) of that Guarantor (in the same manner and to the same extent that the Notes are subordinated to the Senior Debt), which shall include all guarantees of Senior Debt.

               Notwithstanding the foregoing, in the event that the Subsidiary
Guarantee of any Guarantor would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guarantor under its Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

               No past, present or future director, officer, employee, agent, incorporator, stockholder or agent of any Guarantor, as such, shall have any liability for any Obligations of the Company or any Guarantor under the Notes, any Subsidiary Guarantee, the Indenture, any supplemental indenture delivered pursuant to the Indenture by such Guarantor, or for any claim based on, in respect of or by reason of such Obligations or their creation. Each Holder by accepting a Note waives and releases all such liability.

               The Subsidiary Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

               The Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which the
Subsidiary Guarantee is noted has been executed by the Trustee under the
Indenture by the manual signature of one of its authorized officers. Capitalized terms used herein have the meaning assigned to them in the Indenture, dated as of May 21, 2003, among L-3 Communications Corporation, the Guarantors party thereto and the Trustee.

                                       11

Dated: November 1, 2005        APCOM, INC.
                               BROADCAST SPORTS INC.
                               D.P. ASSOCIATES INC.
                               ELECTRODYNAMICS, INC.
                               HENSCHEL INC.
                               HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                               INTELLIGENCE DATA SYSTEMS, INC.
                               INTERNATIONAL SYSTEMS, LLC
                               INTERSTATE ELECTRONICS CORPORATION
                               KDI PRECISION PRODUCTS, INC.
                               L-3 COMMUNICATIONS AEROMET, INC.
                               L-3 COMMUNICATIONS VERTEX AEROSPACE LLC
                               L-3 COMMUNICATIONS AIS GP CORPORATION
                               L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS
                                  TECHNOLOGY, INC.
                               L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
                               L-3 COMMUNICATIONS AVISYS CORPORATION
                               L-3 COMMUNICATIONS CSI, INC.
                               L-3 COMMUNICATIONS AYDIN CORPORATION
                               L-3 COMMUNICATIONS CE HOLDINGS, INC.
                               L-3 COMMUNICATIONS CINCINNATI ELECTRONICS
                                  CORPORATION
                               L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC.
                               L-3 COMMUNICATIONS EO/IR, INC.
                               L-3 COMMUNICATIONS ESSCO, INC.
                               L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION
                                  LLC
                               L-3 COMMUNICATIONS FLIGHT CAPITAL LLC
                               L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.,
                               L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                               L-3 COMMUNICATIONS INFRAREDVISION TECHNOLOGY
                                  CORPORATION
                               L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.
                               L-3 COMMUNICATIONS INVESTMENTS INC.
                               L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
                               L-3 COMMUNICATIONS MAS (US) CORPORATION
                               L-3 COMMUNICATIONS MOBILE-VISION, INC.
                               L-3 COMMUNICATIONS TITAN CORPORATION
                               L-3 COMMUNICATIONS SECURITY AND DETECTION
                                  SYSTEMS, INC.
                               L-3 COMMUNICATIONS SONOMA EO, INC.
                               L-3 COMMUNICATIONS VECTOR INTERNATIONAL
                                  AVIATION LLC
                               L-3 COMMUNICATIONS WESTWOOD CORPORATION
                               LINCOM WIRELESS, INC.
                               MCTI ACQUISITION CORPORATION
                               MICRODYNE COMMUNICATIONS TECHNOLOGIES
                                  INCORPORATED
                               MICRODYNE CORPORATION
                               MICRODYNE OUTSOURCING INCORPORATED
                               MPRI, INC.
                               PAC ORD INC.

                                       12

                               POWER PARAGON, INC.
                               PROCOM SERVICES, INC.
                               SHELLCO, INC.
                               SPD ELECTRICAL SYSTEMS, INC.
                               SPD SWITCHGEAR INC.
                               SYCOLEMAN CORPORATION
                               TITAN FACILITIES, INC.
                               TITAN SCAN TECHNOLOGIES CORPORATION
                               TROLL TECHNOLOGY CORPORATION
                               WESCAM AIR OPS INC.
                               WESCAM AIR OPS LLC
                               WESCAM HOLDINGS (US) INC.
                               WESCAM LLC
                               WOLF COACH, INC.

                                          As Guaranteeing Subsidiaries

                                          By: /s/ Christopher C. Cambria
                                             -----------------------------------
                                             Name: Christopher C. Cambria
                                             Title: Vice President and Secretary

                                       13